THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2015

Supplement dated August 14, 2015

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement pursuant to the re-opening of the AB VPS Small Cap Growth Portfolio which had been closed to new investors since February 1, 2013. A current prospectus for the AB VPS Small Cap Growth Portfolio is bound to the current Prospectus for this Annuity.

PROSPECTUS CHANGES

I.	GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

On page 9 under “The Funds,” the second full paragraph under “AB Variable Products Series Fund, Inc.” has been deleted and is replaced with the following:

Effective August 10, 2015, this portfolio has been re-opened to new investors.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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